             SCHEDULE 14A - INFORMATION REQUIRED IN PROXY STATEMENT

                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]     Premliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to "240.14a-11(c) or "240.14a-12

                             Heritage Commerce Corp
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

        (1)    Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
        (2)    Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
        (3) Per unit price or other underlying value of transactions computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
        (4)    Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
        (5)    Total fee paid:

        ------------------------------------------------------------------------
[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)    Amount Previously Paid:

        ------------------------------------------------------------------------
        (2)    Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
        (3)    Filing Party:

        ------------------------------------------------------------------------
        (4)    Date Filed:

        ------------------------------------------------------------------------
        (Amended by Sec Act Rel No. 7331; Exch Act Rel No. 37692, eff. 10/7/96.)

                                    HERITAGE
                                 COMMERCE CORP
                             150 ALMADEN BOULEVARD
                           SAN JOSE, CALIFORNIA 95113
                 TELEPHONE (408) 947-6900 - FAX (408) 947-6910

April 15, 1999

Dear Shareholder:

     We are pleased to enclose our 1998 Annual Report, Notice of 1999 Annual Meeting, Proxy Statement and Form of Proxy.

     You are cordially invited to attend the 1999 Annual Meeting of Shareholders, which will be held at 3:30 p.m. on Thursday, May 27, 1999 at Heritage Commerce Corp's offices, located at 150 Almaden Boulevard, San Jose, California 95113.

     The accompanying Notice of Annual Meeting and Proxy Statement provide information pertaining to the matters to be considered and acted upon at the Meeting.

     Your continued support is appreciated and we hope you will attend the Annual Meeting. Whether or not you are personally present, it is very important that your shares be represented at the Meeting. Accordingly, please sign, date, and mail the enclosed Proxy promptly. If you wish to vote in accordance with the Board of Directors' recommendations, it is not necessary to specify your choices. You may simply sign, date and return the enclosed proxy card.

     Sincerely,
/s/ BRAD L. SMITH                         /s/ JOHN E. ROSSELL III
Brad L. Smith                             John E. Rossell III
Chairman of the Board                     President and Chief Executive Officer

                                    HERITAGE
                                 COMMERCE CORP
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     The Annual Meeting of Shareholders of Heritage Commerce Corp ("Commerce Corp") will be held at Commerce Corp's offices, located at 150 Almaden Boulevard, San Jose, California 95113 on May 27, 1999, at 3:30 p.m. for the following purposes:

     1. To elect the following nominees to serve as directors of Commerce Corp until the next Annual Meeting of Shareholders and until their successors shall be elected and qualified:

       Frank G. Bisceglia                         P. Michael Hunt
       James R. Blair                             John W. Larsen
       Arthur C. Carmichael, Jr.                  Louis ("Lon") O. Normandin
       Richard L. Conniff                         Jack L. Peckham
       William J. Del Biaggio, Jr.                Robert W. Peters
       Anneke Dury                                Humphrey P. Polanen
       Tracey A. Enfantino                        John E. Rossell III
       Glenn A. George                            Kirk M. Rossmann
       Robert P. Gionfriddo                       Brad L. Smith

     2. To increase the number of shares available under the Heritage Commerce Corp Restated 1994 Tandem Stock Option Plan for grants of options to directors and key employees of Commerce Corp and its subsidiary banks.

     3. To ratify the Board of Directors' selection of Deloitte & Touche LLP, independent certified public accountants, to serve as Commerce Corp's auditors for the fiscal year ending December 31, 1999.

     4. To consider and transact such other business as may properly be brought before the meeting.

     Shareholders of record at the close of business on April 8, 1999 are entitled to notice of and to vote at the meeting.

     Provisions of the Bylaws of Commerce Corp govern nominations for election of members of the Board of Directors, as follows:

     Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of Commerce Corp entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of Commerce Corp not less than 21 days nor more than 60 days prior to any meeting of shareholders called for the election of directors; provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of Commerce Corp not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed. Such notification shall contain the following information to the extent known to the notifying shareholder: (i) the name and address of each proposed nominee; (ii) the principal occupation of each proposed nominee; (iii) the number of shares of capital stock of the Company owned by each proposed nominee; (iv) the name and residence address of the notifying shareholder; and (v) the number of shares of capital stock of the Company owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspector[s] of election can disregard all votes cast for each such nominee. A copy of this paragraph shall be set forth in a notice to shareholders of any meeting at which Directors are to be elected.

     All shareholders are cordially invited to attend the meeting in person. To ensure your representation at the meeting, you are requested to date, execute and return the enclosed proxy card, without delay, in the enclosed postage-paid envelope whether or not you plan to attend the meeting. Any shareholder present at the meeting may vote personally on all matters brought before the meeting. If you elect to vote personally at the meeting, your proxy will not be used.

                                          BY ORDER OF THE BOARD OF DIRECTORS
                                          /s/ REBECCA A. LEVY
                                          Rebecca A. Levey
                                          Corporate Secretary

April 15, 1999
San Jose, California

                WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING,
                   PLEASE SIGN AND RETURN THE ENCLOSED PROXY
                    AS PROMPTLY AS POSSIBLE IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.

                                PROXY STATEMENT
                                       OF

                             HERITAGE COMMERCE CORP

               150 ALMADEN BOULEVARD - SAN JOSE, CALIFORNIA 95113
                 TELEPHONE (408) 947-6900 - FAX (408) 947-6910

     This statement is furnished in connection with the solicitation of proxies to be used by the Board of Directors of Heritage Commerce Corp ("Commerce Corp") at the Annual Meeting of Shareholders of the Company to be held at the Company's offices, 150 Almaden Boulevard, San Jose, California, on May 27, 1999, at 3:30 p.m., and at any adjournments or postponements thereof ("Meeting").

     This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 15, 1999.

     A form of proxy for voting your shares at the Meeting is enclosed. Any shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted by filing with the Corporate Secretary of Commerce Corp, an instrument revoking said proxy or a duly executed proxy bearing a later date. In addition, the powers of the proxyholders will be revoked if the person executing the proxy is present at the Meeting and advises the Chairman of his or her election to vote in person. Unless revoked, all shares represented by a properly executed proxy, received prior to the Meeting will be voted as specified by each shareholder in the proxy. If no specifications are given by a shareholder, then the proxy will be voted in favor of election of nominees specified, the approval of amendment of the Restated 1994 Tandem Stock Option Plan, the ratification of the Board's selection of independent accountants, and in favor of such other business as may properly come before the Meeting as described below.

     The proxy also confers discretionary authority to vote the shares represented thereby on any matter that was not known at the time this Proxy Statement was mailed which may properly be presented for action at the Meeting and may include: action with respect to procedural matters pertaining to the conduct of the Meeting and election of any person to any office for which a bona fide nominee is named herein, if such nominee is unable to serve or for good cause will not serve.

     The enclosed proxy is being solicited by Commerce Corp's Board of Directors and the cost of the solicitation is being borne by Commerce Corp. The principal solicitation of proxies is being made by mail, although additional solicitation may be made by telephone, telegraph, facsimile or personal visits by directors, officers and employees of Commerce Corp and its subsidiary banks.

                             PURPOSE OF THE MEETING

     The Meeting is being held for the following purposes:

     1. To elect 18 directors (the entire Board of Directors) to serve until the next annual meeting of shareholders and until their successors shall be elected and qualified.

     2. To increase the number of shares available under the Heritage Commerce Corp Restated 1994 Tandem Stock Option Plan for grants of options to directors and key employees of Commerce Corp and its subsidiary banks.

     3. To ratify the Board of Directors' selection of Deloitte & Touche LLP, independent certified public accountants, to serve as the Company's auditors for the fiscal year ending December 31, 1999.

     4. To consider and transact such other business as may properly be brought before the meeting.

                               VOTING SECURITIES

     Shareholders of record as of the close of business on April 8, 1999 ("Record Date") will be entitled to notice of and to vote at the Meeting. As of such date, the Company had 5,561,656 shares of common stock outstanding. Unless otherwise noted, all per share information has been adjusted to reflect a 10 percent stock dividend paid to shareholders of record as of February 5, 1996, a 5 percent stock dividend paid to shareholders of record as of February 5, 1997, a 3 for 2 stock split paid to shareholders of record as of August 1, 1997, and a 3 for 2 stock split paid to shareholders of record as of February 5, 1999.

     Each shareholder of record is entitled to one vote, in person or by proxy, for each share held on all matters to come before the meeting, except that shareholders may have cumulative voting rights with respect to the election of directors.

     Cumulative voting allows the shareholder to cast a number of votes equal to the number of directors to be elected, 18, multiplied by the number of votes held by the shareholder on the Record Date. This total number of votes may be cast for one nominee or may be distributed among as many candidates as the shareholder desires.

     Pursuant to California law, no shareholder may cumulate votes for a candidate unless such candidate or candidates' names have been placed in nomination prior to the voting and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate the shareholder's votes. If any shareholder has given such notice, all the shareholders may cumulate their votes for the candidates who have been nominated.

     The Board of Directors does not, at this time, intend to give such notice or to cumulate the votes it may hold pursuant to the proxies solicited herein unless the required notice by a shareholder is given. In the event such notice is provided, the votes represented by proxies delivered pursuant to this Proxy Statement may be cumulated in the discretion of proxyholders, in accordance with the recommendations of the Board of Directors. Therefore, discretionary authority to cumulate votes in such event is solicited in this Proxy Statement.

     In the election of directors, the 18 candidates receiving the highest number of votes will be elected. The increase in the number of shares available for grants of stock options under Commerce Corp's Restated 1994 Tandem Stock Option Plan (the "Stock Option Plan") must be approved by a majority of all shares represented and voting at the Meeting. Ratification of the selection of Deloitte & Touche as the Company's auditors also requires the affirmative vote of a majority of all shares represented and voting at the Meeting. Broker non-votes (i.e., shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee is not authorized to vote on a particular proposal) and abstentions will not be counted, except for quorum purposes, and will have no effect on the election of directors. In determining whether the requisite shareholder approval has been received for the increase in the number of shares available under the Stock Option Plan and for ratification of the selection of auditors, abstentions will have the same effect as a vote against the matter and broker non-votes will be disregarded and have no effect on the outcome of the vote.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Bylaws of Commerce Corp provide that the number of directors shall not be less than 11 nor more than 21. By resolution, the Board of Directors has fixed the number of directors at 18.

     The Bylaws of Commerce Corp provide the procedure for nomination and election of the Board of Directors. This procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance with the procedures may be disregarded by the Chairman of the Meeting, and upon his instructions, the Inspector of Election shall disregard all votes cast for such nominees.

     Votes will be cast in such a way as to effect the election of all nominees or as many as possible under the rules of cumulative voting. If any nominee should become unable or unwilling to serve as a director, either (i) the proxies will be voted for such substitute nominees as shall be designated by the Board of Directors, or (ii) the number of nominees may be reduced. The Board of Directors presently has no knowledge that any of the nominees will be unable or unwilling to serve. The 18 nominees receiving the highest number of votes at the Meeting shall be elected.

                             NOMINEES FOR DIRECTOR

     The persons named below have been nominated by the current Board of Directors for election as directors to serve until the next Annual Meeting and until their successors are duly elected and qualified. For information pertaining to stock ownership of each of the nominees, reference can be made to the "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" section of this Proxy Statement.

                                                                    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
                                       POSITION WITH     DIRECTOR            DURING PAST FIVE YEARS
             NAME               AGE    COMMERCE CORP      SINCE               AND OTHER INFORMATION
             ----               ---   ----------------   --------   -----------------------------------------
Frank G. Bisceglia............  53    Director             1994     Senior Vice President -- Investments
                                                                    Portfolio Manager at Paine Webber, an
                                                                    independent, full service securities
                                                                    firm.
James R. Blair................  54    Director             1994     President of Renco Properties, Inc., a
                                                                    real estate development company.
Arthur C. Carmichael, Jr......  58    Director             1994     Chairman, Willis Corroon of San Jose, an
                                                                    insurance brokerage firm.
Richard L. Conniff............  52    Director,            1998     President and Chief Executive Officer,
                                      President and                 Heritage Bank East Bay, a wholly-owned
                                      CEO, Heritage                 subsidiary of Heritage Commerce Corp,
                                      Bank East Bay                 since 1998; from 1997 to 1998, President
                                                                    and Chief Executive Officer of Acacia
                                                                    Bank, an industrial loan company; from
                                                                    1995 to 1997, Senior Vice President and
                                                                    Chief Financial Officer of South Valley
                                                                    Bancorporation; from 1994 to 1995,
                                                                    independent management consultant to
                                                                    financial institutions; and from 1985 to
                                                                    1994, President and Chief Executive
                                                                    Officer, California Business Bank, N.A.
                                                                    and Business Bancorp.

                                                                    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
                                       POSITION WITH     DIRECTOR            DURING PAST FIVE YEARS
             NAME               AGE    COMMERCE CORP      SINCE               AND OTHER INFORMATION
             ----               ---   ----------------   --------   -----------------------------------------
William J. Del Biaggio, Jr....  58    Director             1994     Chairman of MED-COR Health Information
                                                                    Systems, Inc., a release of information
                                                                    and staff outsourcing company, since
                                                                    1996; and President of Heritage Beverage
                                                                    Company, a beverage importer-brokerage
                                                                    firm, since 1994.
Anneke Dury...................  54    Director             1994     Independent Financial Consultant for
                                                                    various Santa Clara County technology
                                                                    companies.
Tracey Enfantino..............  38    Director             1994     General Manager of Environmental Systems,
                                                                    Inc., a mechanical contracting company.
Glenn A. George...............  68    Director             1994     Chairman of the Board of Joseph George
                                                                    Distributor, a wine distribution firm.
Robert P. Gionfriddo..........  53    Executive Vice       1994     Executive Vice President, Heritage Bank
                                      President and                 of Commerce since 1994; from 1990 to
                                      Director                      1993, Executive Vice President at Silicon
                                                                    Valley Bank; and from 1981 to 1990,
                                                                    Executive Vice President at Plaza Bank of
                                                                    Commerce.
P. Michael Hunt...............  55    Director             1994     President, Hunt & Associates Insurance
                                                                    Service, Inc., an employee benefits, life
                                                                    insurance and retirement planning firm.
John W. Larsen................  64    Director             1998     Vice President of Loan Supervision for
                                                                    U.S. Bank from 1996 to 1997, Executive
                                                                    Vice President and Chief Credit Officer
                                                                    of California Bancshares from 1988
                                                                    through 1996.
Louis ["Lon"] O. Normandin....  64    Director             1994     Owner and President of Normandin
                                                                    Chrysler-Plymouth Jeep.
Jack L. Peckham...............  57    Director             1994     President and CEO of Lightspeed
                                                                    Semiconductor since January 1998; Vice
                                                                    President/General Manager of Atmel
                                                                    Corporation, a semiconductor
                                                                    manufacturing company from 1985 to 1998.
Robert W. Peters..............  59    Director             1994     Private investor in technology companies
                                                                    since 1990; and from 1988 to 1990, Vice
                                                                    President of Cisco Systems, a networking
                                                                    firm.
Humphrey P. Polanen...........  49    Director             1994     President and CEO, Trustworks Systems, an
                                                                    internet security company, since February
                                                                    1998; General Manager, Network Security
                                                                    Products Group, Sun Microsystems, a
                                                                    computer systems company, 1997 to
                                                                    February 1998; General Manager, Internet
                                                                    Commerce Group, Sun Microsystems, from
                                                                    1995 to 1997; and from 1981 to 1995,
                                                                    Director of Worldwide Business
                                                                    Development at Tandem Computers.

                                                                    PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
                                       POSITION WITH     DIRECTOR            DURING PAST FIVE YEARS
             NAME               AGE    COMMERCE CORP      SINCE               AND OTHER INFORMATION
             ----               ---   ----------------   --------   -----------------------------------------
John E. Rossell III...........  51    President, Chief     1994     President and CEO of Heritage Bank of
                                      Executive                     Commerce since 1994; and from 1992 to
                                      Officer &                     1993, Senior Credit Officer at Silicon
                                      Director                      Valley Bank.
Kirk M. Rossmann..............  51    Director             1994     Chief Executive Officer of B/T Management
                                                                    Group, LLC since 1996; and from 1975 to
                                                                    1996, President of American Welding
                                                                    Supply, an industrial and electronic
                                                                    industrial gas supplier.
Brad L. Smith.................  50    Chairman and         1999     President of Heritage Bank of Commerce,
                                      Director                      South Valley branch since 1999. President
                                                                    and Chief Executive Officer of South
                                                                    Valley National Bank from 1985 through
                                                                    1998.

     There are no family relationships among any of Commerce Corp's Executive Officers, Directors or Director nominees.

     No director or nominee chosen by the Board of Directors is a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of
Section 15(d) of such Act or of any company registered as an investment company under the Investment Company Act of 1940.

                      EXECUTIVE OFFICERS OF COMMERCE CORP

     Set forth below is certain information with respect to the Executive Officers of Commerce Corp.

         NAME            AGE                       POSITION                      OFFICER SINCE
         ----            ---                       --------                      -------------
John E. Rossell III....  51    President and Chief Executive Officer                 1994
Robert P. Gionfriddo...  53    Executive Vice President and Chief Business           1994
                               Development Officer
Kenneth A. Corsello....  48    Executive Vice President and Chief Credit             1994
                               Officer
Kenneth B. Silveira....  54    Executive Vice President/Operations and               1994
                               Administration
Lawrence D. McGovern...  44    Executive Vice President/Chief Financial Officer      1998

     For each officer who became an officer of Heritage Bank of Commerce before the inception of the Company in 1997, the date shown is the officer's commencement date as an officer of Heritage Bank of Commerce. A brief summary of the background and business experience of the Executive Officers of the Company who have not previously been described is set forth below:

     Kenneth A. Corsello has served as an Executive Vice President since 1996 and as Chief Credit Officer of Heritage Bank of Commerce since 1995, and of Heritage Commerce Corp since 1998. From 1994 to 1995, Mr. Corsello served as Senior Vice President/Credit Administrator with Cupertino National Bank, and from 1990 to 1994, as a Department Head with the Federal Deposit Insurance Corporation.

     Kenneth B. Silveira served as Senior Vice President/Operations and Administration of Heritage Bank of Commerce from 1994 to 1997. He has served as Executive Vice President of Operations and Administration since December 1997 and of Heritage Commerce Corp since 1998. From 1965 to 1993 Mr. Silveira served as Vice President and Branch Manager, as Secretary of the Corporate Pricing Committee, and as Division Controller at Bank of America.

     Lawrence D. McGovern has served as Executive Vice President/Chief Financial Officer of Heritage Commerce Corp since July 1998. From August 1997 to June 1998, Mr. McGovern served as an independent financial analyst for several companies. From 1995 to 1997, Mr. McGovern served as Chief Financial Officer of Business & Professional Bank and from 1994 to 1995, as Chief Financial Officer of Capitol Bank.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of the Record Date pertaining to beneficial ownership of Commerce Corp's common stock (the sole class of stock outstanding) by persons known to Commerce Corp to own five percent or more of Commerce Corp's common stock, current directors of Commerce Corp, nominees to be elected to the Board of Directors, and all directors and officers(1)of Commerce Corp as a group. This information has been obtained from Commerce Corp's records, or from information furnished directly by the individual or entity to Commerce Corp.

     For purposes of the following table, shares issuable pursuant to stock options which may be exercised within 60 days of the Record Date, are deemed to be issued and outstanding and have been treated as outstanding in determining the amount and nature of beneficial ownership and in calculating the percentage of ownership of those individuals possessing such interest, but not for any other individuals. Thus, the total number of shares considered to be outstanding for the purposes of this table may vary depending upon the individual's particular circumstance.

                                                              SHARES
                                     RELATIONSHIP WITH     BENEFICIALLY      EXERCISABLE    PERCENT OF
  NAME OF BENEFICIAL OWNER(1)          COMMERCE CORP       OWNED(2)(3)         OPTIONS       CLASS(3)
  ---------------------------       -------------------    ------------      -----------    ----------
Frank G. Bisceglia..............    Director                   95,913(4)        28,692          1.7%
James R. Blair..................    Director                   44,317(5)        23,494          0.8
Arthur C. Carmichael, Jr........    Director                   65,791(6)        23,494          1.2
Richard L. Conniff..............    Director                   16,087(7)        11,250          0.3
William J. Del Biaggio, Jr......    Director                  147,438(8)        28,692          2.7
Anneke Dury.....................    Director                   34,209(9)        28,692          0.6
Tracey A. Enfantino.............    Director                   40,650(10)       23,494          0.7
Glenn A. George.................    Director                  108,080(11)       10,500          1.9
Robert P. Gionfriddo............    Executive Vice            207,467(12)      140,437          3.7
                                    President &
                                    Director
P. Michael Hunt.................    Director                   74,393(13)       23,494          1.3
John W. Larsen..................    Director                    7,583(14)        1,583          0.1
Louis ("Lon") O. Normandin......    Director                  115,406(15)       23,494          2.1
Jack L. Peckham.................    Director                  179,419(16)       23,494          3.2
Robert W. Peters................    Director                  147,052(17)       28,692          2.6
Humphrey P. Polanen.............    Director                   59,358(18)       28,692          1.1
John E. Rossell III.............    President, Chief          146,772(19)      140,437          2.6
                                    Executive Officer &
                                    Director
Kirk M. Rossmann................    Director                   66,370(20)       23,494          1.2
Brad L. Smith...................    Chairman & Director         9,375            9,375          0.2
All directors and executive                                 1,654,780          707,532         29.8
  officers as a group (21 in
  number*)......................

---------------
  * Included in the total, but not individually listed, are three executive officers, whose combined beneficial ownership totals 89,100 shares and exercisable options (which equals approximately 1.6 percent of class).

---------------

    (1) As used throughout this Proxy Statement, the terms "Officer" and "Executive Officer" refer to the President and Chief Executive Officer; the Executive Vice President and Chief Business Development Officer; the Executive Vice President and Chief Credit Officer; the Executive Vice President/Operations and Administration; and the Executive Vice President and Chief Financial Officer. 6

 (1) The address for all persons is c/o Heritage Commerce Corp, 150 Almaden Boulevard, San Jose, California, 95113.

 (2) Subject to applicable community property laws and shared voting and investment power with a spouse, the persons listed have sole voting and investment power with respect to such shares unless otherwise noted. Listed amounts reflect (i) a 10 percent stock dividend which was paid on February 26, 1996 to shareholders of record as of February 5, 1996, (ii) a 5 percent stock dividend which was paid on February 26, 1997 to shareholders of record as of February 5, 1997, (iii) a 3 for 2 stock split which was paid on August 15, 1997 to shareholders of record as of August 1, 1997 and (iv) a 3 for 2 stock split which was paid on February 19, 1999 to shareholders of record as of February 5, 1999.

 (3) Includes shares beneficially owned (including options exercisable within 60 days of the Record Date, as shown in the "Exercisable Options" column), both directly and indirectly together with associates.

 (4) Includes 3,897 shares held as trustee of the Edith Lico Simoni Trust, 5,811 shares as custodian for Thomas J. Bisceglia and 5,811 shares as custodian for Laura M. Bisceglia under the Uniform Gift to Minors Act, 45,477 shares as one of two trustees of the Bisceglia Family Trust, and 6,225 shares held in a personal Individual Retirement Account.

 (5) Includes 12,048 shares held in a personal Individual Retirement Account and 8,775 shares held as trustee for the Blair Family Trust.

 (6) Includes 34,905 shares held in a personal Individual Retirement Account, 5,032 shares held as trustee of the Arthur and Jean Carmichael Living Trust, 1,180 shares held as trustee for Jennifer M. Carmichael, and 1,180 shares held as trustee for Arthur C. Carmichael, III.

 (7) Includes 3,967 shares held in a personal individual retirement account.

 (8) Includes 59,062 shares held in a personal Individual Retirement Account, 54,337 shares as one of two trustees of the Del Biaggio Family Trust, 5,197 shares held in the name of Helen N. Del Biaggio, his wife, and 150 shares held as custodian for William Del Biaggio IV, his grandson.

 (9) Includes 5,517 shares held in a personal Individual Retirement Account.

(10) Includes 15,859 shares held in the Environmental Systems, Inc. of California Profit Sharing Plan, of which she is one of three trustees.

(11) Includes 77,960 shares held as one of two trustees for the George and Noelle Trust, 18,675 shares held in personal Individual Retirement Accounts, and 945 shares held by Joseph George Distributor, Inc., of which he is Chairman of the Board.

(12) Includes 51,975 shares held in a personal Individual Retirement Account and 2,835 shares held in the Heritage Commerce Corp 401K Plan.

(13) Includes 26,812 shares held by the Hunt and Associates Insurance Service, Inc. Profit Sharing Plan, 1,297 shares held in the name of Allison L. Hunt, 1,297 shares held in the name of Jason M. Hunt, 1,297 shares held in the name of Michelle Keswick, and 20,196 shares held in the Hunt Family Trust.

(14) Includes 6,000 shares held as one of two trustees for the Larsen Family Trust.

(15) Includes 91,912 shares as trustee of the Louis and Margaret Normandin
     Trust.

(16) Includes 155,925 shares as one of two trustees for the Peckham Revocable Trust.

(17) Includes 118,360 shares as one of two trustees for the Robert and Carolyn Peters Trust.

(18) Includes 10,347 shares held in a personal Individual Retirement Account, and 567 shares held by Azieb Nicodimos, his wife.

(19) Includes 5,749 shares held in a personal Individual Retirement Account.

(20) Includes 25,986 shares held in a personal Individual Retirement Account, and 3,897 shares held as custodian for Ty Rossmann under the Uniform Gift to Minors Act.

                           INDEBTEDNESS OF MANAGEMENT

     Some of Commerce Corp's directors and executive officers, as well as their immediate family and associates, are customers of, and have had banking transactions with, the subsidiaries of Commerce Corp, Heritage Bank of Commerce and Heritage Bank East Bay (the "Banks"), in the ordinary course of business, and the Banks expect to have such ordinary banking transactions with these persons in the future. In the opinion of management of Commerce Corp and the Banks, all loans and commitments to lend included in such transactions were made in the ordinary course of business on the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness, and do not involve more than the normal risk of collectability or present other unfavorable features. Loans to individual directors and officers must comply with their lending policies and statutory lending limits. In addition, prior approval of the Board of Directors is required for all such loans.

                      COMMITTEES OF THE BOARD OF DIRECTORS
                           OF HERITAGE COMMERCE CORP

                                AUDIT COMMITTEE

     The members of the Audit Committee are Humphrey P. Polanen, Committee Chairman, Tracey A. Enfantino, P. Michael Hunt, John W. Larsen, Louis ("Lon") O. Normandin, Jack L. Peckham and Robert W. Peters.

     The principal duties of the Audit Committee are the following: (i) recommend the firm of independent certified public accountants for appointment by the Board; (ii) meet with the independent certified public accountants to review and approve the scope of their audit engagement and the fees related to such work; (iii) meet with Commerce Corp's financial management, internal audit management and independent certified public accountants to review matters relating to internal accounting controls, the internal audit program, accounting practices and procedures and other matters relating to the financial condition of Commerce Corp and its subsidiaries; and (iv) periodically report to the Board any conclusions or recommendations that the Audit Committee may have with respect to such matters. The Audit Committee met four times during 1998.

                        PERSONNEL AND PLANNING COMMITTEE

     The members of the Personnel and Planning Committee are Robert W. Peters, Committee Chairman, Frank G. Bisceglia, Arthur C. Carmichael, Jr., Richard L. Conniff, Tracey A. Enfantino, P. Michael Hunt, Jack L. Peckham, Humphrey P. Polanen and John E. Rossell III.

     The principal duties of the Personnel and Planning Committee are (i) the selection, recruitment and performance evaluation of executive personnel; (ii) making recommendations to the Board regarding the salary, benefits and incentive compensation to be paid to executive officers of the Company and its subsidiary banks; (iii) the development of corporate-wide compensation and benefits policies; (iv) the development of the Company's personnel policies; (v) the Company's compliance with laws and regulations pertaining to personnel, compensation and employment matters; (vi) the development and presentation to the Board for approval of the Company's mission statement and strategic plan;
(vii) the development of employee training and internal communications programs; and (viii) in cooperation with the Company's Loan Committee, the development of social responsibility programs and policies, including, but not limited to, policies designed to ensure the Company's compliance with all state and federal laws and regulations pertaining to equal employment opportunity, equal credit opportunity and the Company's efforts to meet the credit needs of the communities in which the Company and its subsidiaries do business. The Personnel and Planning Committee met six times during 1998.

                                 LOAN COMMITTEE

     The members of the Loan Committee are Frank G. Bisceglia, Committee Chairman, James R. Blair, Arthur C. Carmichael, Jr., Richard L. Conniff, William
J. Del Biaggio, Jr., Glenn A. George, Robert P. Gionfriddo, Louis O. ("Lon") Normandin, Robert W. Peters, John E. Rossell III, Kirk M. Rossmann and Brad L. Smith.

     The Loan Committee is responsible for the approval and supervision of loans and the development of the Company's loan policies and procedures. The Loan Committee met forty-four times during 1998.

                        FINANCE AND INVESTMENT COMMITTEE

     The members of the Finance and Investment Committee are Anneke Dury, Committee Chairwoman, Frank G. Bisceglia, James R. Blair, Richard L. Conniff, William J. Del Biaggio, Jr., Robert W. Peters and John E. Rossell, III.

     The Finance and Investment Committee is responsible for the development of policies and procedures related to liquidity and asset-liability management, supervision of the Company's investments and preparation of the Company's annual budget. The Finance and Investment Committee met twelve times during 1998.

     The Company and its subsidiary Banks do not have executive or nominating committees. The Board of Directors performs the functions of these committees.

     During 1998, the Company's Board of Directors held twelve regular meetings. Except for James R. Blair, Arthur C. Carmichael, Jr., Humphrey P. Polanen, and Kirk M. Rossmann, each director attended at least 75 percent of the aggregate of: (1) the total number of meetings of the Board of Directors; and (2) the total number of meetings of board committees on which that director served.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires Commerce Corp's directors and executive officers, and persons who own more than ten percent of a registered class of Commerce Corp's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Commerce Corp. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Commerce Corp with copies of all Section 16(a) forms they file.

     To Commerce Corp's knowledge, based solely on review of the copies of such reports furnished to Commerce Corp and written representations that no other reports were required, during the year ended December 31, 1998, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

                    TRANSACTIONS WITH MANAGEMENT AND OTHERS

     During 1998 Commerce Corp paid one director, William J. Del Biaggio, Jr., $65,000 in connection with the terms of a consulting agreement pursuant to which Mr. Del Biaggio assisted in the development of Commerce Corp's strategy of organizing de novo banks in Fremont and South Valley. There are no other existing or proposed material transactions between Commerce Corp and any of Commerce Corp's directors, executive officers, nominees for election as a director, or the immediate family or associates of any of the foregoing persons.

                               CHANGE IN CONTROL

     Management is not aware of any arrangements, including the pledge by any person of shares of Commerce Corp, the operation of which may at a subsequent date, result in a change in control of Commerce Corp.

                             EXECUTIVE COMPENSATION

     The following information is furnished with respect to each executive officer of the Company whose aggregate cash compensation during 1998 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM COMPENSATION
                                                                                   --------------------------------
                                                                                           AWARDS           PAYOUTS
                                                  ANNUAL COMPENSATION              ----------------------   -------
                                       -----------------------------------------   RESTRICTED
      NAME AND PRINCIPAL                                          OTHER ANNUAL       STOCK      OPTIONS /    LTIP
           POSITION             YEAR   SALARY(1)    BONUS(1)    COMPENSATION(2)      AWARDS       SARS      PAYOUTS
      ------------------        ----   ----------   ---------   ----------------   ----------   ---------   -------
John E. Rossell...............  1998    $162,500     $44,000        $11,287           --          6,000       --
  President and CEO             1997     150,000      42,000          8,550           --          4,500       --
                                1996     150,000      30,000          8,174           --             --       --
Robert P. Gionfriddo..........  1998    $135,000     $42,900        $11,576           --          6,000       --
  Executive Vice President      1997     127,500      41,850          9,042           --          4,500       --
                                1996     125,000      30,000          9,821           --             --       --
Kenneth A. Corsello...........  1998    $100,000     $14,000        $ 7,623           --             --       --
  Executive Vice President/     1997      95,229      23,257          7,469           --             --       --
  Chief Credit Officer          1996      86,833      17,060          4,875           --          4,725       --


      NAME AND PRINCIPAL           ALL OTHER
           POSITION             COMPENSATION(3)
      ------------------        ----------------
John E. Rossell...............           --
  President and CEO                      --
                                         --
Robert P. Gionfriddo..........      $20,000
  Executive Vice President           20,000
                                     20,000
Kenneth A. Corsello...........           --
  Executive Vice President/              --
  Chief Credit Officer                   --

---------------
(1) Amounts shown include cash and non-cash compensation earned and received by executive officers.

(2) Amounts include an automobile allowance pursuant to the terms of each executive officer's employment and payments for unused vacation.

(3) Amounts shown are earnings on LTIP compensation for an amount payable in 1999 if Mr. Gionfriddo is terminated without cause.

     Commerce Corp pays the cost of premiums on life insurance policies insuring all employees, including executive officers, in amounts approximately two times their annual salaries. The policies are payable to the officer's designated beneficiary(ies). In addition, Commerce Corp provides certain incidental personal benefits to executive officers. The incremental cost to Commerce Corp of providing such benefits to the executive officers named above did not, for the fiscal year ended December 31, 1998, exceed 10 percent of the compensation to such officers.

                               STOCK OPTION PLAN

     In 1994, the Board of Directors adopted the Heritage Bank of Commerce 1994 Tandem Stock Option Plan ("Plan") in order to promote the long-term success of the Bank and the creation of shareholder value. In 1998 the Plan was restated and adopted by Commerce Corp as the successor corporation to Heritage Bank of Commerce. The Plan authorizes Commerce Corp to grant stock options to officers, employees and directors of Commerce Corp and its affiliates. The Plan is described in greater detail in Proposal 2 of this Proxy Statement.

     Directors also participate in the Plan and have received grants of options totaling between 23,493 and 75,000 shares depending on each director's length of service on the Board and whether the director has served as Chairman of the Board or of a committee of the Board. During 1997 each of the Company's directors received options to purchase 4,500 shares, and during 1998 each director received options to purchase an additional 6,000 shares. Also during 1998, each director of Heritage Bank East Bay who is not also a director of the Company received options to purchase between 7,200 and 10,800 shares, depending on whether the director serves as Chairman of the Board or as Chairman of a committee of the Board.

     The following table shows options granted in 1998 to executive officers named in the Summary Compensation Table. The grant date present value dollar amount was computed in accordance with Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation."

                       OPTION GRANTS IN LAST FISCAL YEAR

                               INDIVIDUAL GRANTS

                                                       % OF TOTAL
                                                        OPTIONS
                                                       GRANTED TO
                                                      EMPLOYEES IN     EXERCISE                  GRANT DATE
                                            OPTIONS      FISCAL        OR BASE      EXPIRATION    PRESENT
                   NAME                     GRANTED       YEAR       PRICE ($/SH)      DATE       VALUE $
                   ----                     -------   ------------   ------------   ----------   ----------
John E. Rossell...........................   6,000        1.4           $12.33       09/16/08     $31,563
  President and CEO
Robert P. Gionfriddo......................   6,000        1.4           $12.33       09/16/08     $31,563
  Executive Vice President

     The following table delineates options exercised by executive officers named in the Summary Compensation Table and the values of unexercised options at December 31, 1998:

              AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                               VALUE OF
                                                                        NUMBER OF             UNEXERCISED
                                                                   UNEXERCISED OPTIONS       IN-THE-MONEY
                                                                       AT YEAR END        OPTIONS AT YEAR END
                                                                   -------------------    -------------------
                       SHARES ACQUIRED ON                             EXERCISABLE/           EXERCISABLE/
        NAME              EXERCISE (#)       VALUE REALIZED ($)       UNEXERCISABLE          UNEXERCISABLE
        ----           ------------------    ------------------    -------------------    -------------------
Rossell..............         --                    --                112,950/27,487      $1,102,000/264,000
Gionfriddo...........         --                    --                112,950/27,487      $1,102,000/264,000
Corsello.............         --                    --                 32,298/11,407      $  313,000/109,000

                                  401(k) PLAN

     The Board of Directors has established an employee benefit plan under
Section 401(k) of the Internal Revenue Code of 1986. The purpose of the employee plan is to encourage employees to save for retirement. Eligible employees may make contributions to the plan subject to the limitations of Section 401(k) of the Internal Revenue Code of 1986. Commerce Corp does not presently provide any matching contributions to the Plan. The Plan trustees administer the Plan.

                         EMPLOYEE STOCK OWNERSHIP PLAN

     In 1997, Heritage Bank of Commerce initiated an employee stock ownership plan (Stock Ownership Plan). The Stock Ownership Plan was subsequently adopted by Commerce Corp as the successor corporation. The Stock Ownership Plan allows Commerce Corp, at its option, to purchase shares of Commerce Corp Common Stock on the open market and award those shares to certain employees in lieu of paying cash bonuses. To be eligible to receive an award of shares under the Stock Ownership Plan, an employee must have worked at least 1,000 hours during the year and must be employed by the Bank on December 31. Awards under the Stock Ownership Plan generally vest over four years. During 1998, Commerce Corp contributed $200,000 to the Stock Ownership Plan, with contributions to John E. Rossell III, Robert P. Gionfriddo, and Kenneth A. Corsello, totaling $6,500, $5,400, and $4,000, respectively. These amounts are included in the Summary Compensation Table in the column entitled "Bonus."

                              EMPLOYMENT CONTRACTS

     John E. Rossell III, Commerce Corp's President and CEO, is employed under the terms of a written three-year employment contract dated January 1, 1999 which, among other terms, provides for the following: combined wages, including deferred compensation, of $175,000 per year, including an annual review for salary increase; bonuses based upon the performance of the Company, awarded in the sole discretion of the Board of Directors; a car allowance; insurance; and severance compensation and benefits in the event Commerce Corp terminates Mr. Rossell's employment without cause. Pursuant to the terms of Mr. Rossell's original employment agreement, dated June 8, 1994, the Board granted Mr. Rossell options to purchase 129,937 shares at $3.85 per share. In 1997 the Board granted Mr. Rossell options to purchase an additional 4,500 shares at $5.78 per share, and in 1998 the Board granted Mr. Rossell 6,000 additional options at a price of $12.33 per share.

     Robert P. Gionfriddo, Commerce Corp's Executive Vice President and Chief Business Development officer, is employed under the terms of a written three-year employment contract dated June 8, 1994, amended June 8, 1997, and expiring June 8, 2000 which, among other terms, provides for the following as of December 31, 1998: combined wages, including deferred compensation, averaging $155,000 per year; bonuses based upon the performance of Commerce Corp, awarded in the sole discretion of the Board of Directors; a car allowance; insurance; the beneficial use of a proprietary membership in a local country club; and severance compensation and benefits in the event Commerce Corp terminates Mr. Gionfriddo's employment without cause. Under this agreement, in 1994, the Board granted Mr. Gionfriddo options to purchase 129,937 shares at $3.85 per share. In 1997, the Board granted Mr. Gionfriddo options to purchase an additional 4,500 shares at $5.78 per share, and in 1998, the Board granted Mr. Gionfriddo 6,000 additional options at a price of $12.33 per share.

                  SUPPLEMENTARY RETIREMENT PLAN FOR DIRECTORS,
                          INCLUDING EXECUTIVE OFFICERS

     In June of 1997, Heritage Bank of Commerce provided each of its directors, including two executive officers who are also directors, with a non-qualified, defined contribution retirement and death benefit plan. These plans were subsequently adopted by Commerce Corp as the successor corporation to Heritage Bank of Commerce. The amount of each respective potential annual retirement benefit is indexed to the financial performance of life insurance policies that are owned by Commerce Corp and its affiliates and which insure the lives of the directors. Commerce Corp and its affiliates record as income any earnings on the policies up to an amount which is equal to the amount of earnings which would have been earned had a one year Treasury Bill been purchased instead of the insurance policy. The "excess earnings" of each insurance policy (that is, the amount of earnings in excess of the amount that would have been earned on a one year Treasury Bill) is credited to a liability reserve account for the benefit of the director. Each plan participant earns a vested interest in the balance of his or her respective liability reserve account, at the rate of 12% per annum, beginning with that individual's first year of service and cumulating for as long as the director remains in the service of Commerce Corp or its affiliates, or until the director achieves 100% vesting. The death benefit for each of the directors is an endorsement to the executive's beneficiary of 80% of the net-at-risk insurance (death benefit in excess of cash value), together with any remaining balance in the related liability reserve account.

     As the policies did not perform at a rate in excess of the hurdle rate in 1998 or 1997, no credit was made to the participant liability reserve accounts for the year, nor was any obligation incurred on the part of Commerce Corp or its affiliates for future retirement payments.

                  DIRECTOR FEES AND DIRECTOR FEE DEFERRAL PLAN

     During 1998, Commerce Corp paid $1,250 per month each to two directors for their services during 1998, for a total of $30,000. In June 1997, the Board approved a director compensation program, effective July 1, 1997, that extended the previous plan to include all non-executive officer directors. The plan allocates fees among participating directors, based on the extent and nature of each director's committee memberships and/ or that director's chairmanship of one of the various committees of the Board. The total annual cost of the program for 1998 was approximately $130,000.

     An option of the director compensation program is the deferral of fees ("Deferral Plan"). Under the Deferral Plan, a participating director may defer up to 100% of their board fees into the Deferral Plan for up to ten years from the date of the first deferral. Amounts deferred earn interest at the rate of 8% per annum. The director may elect a distribution schedule of up to ten years, with interest accruing (at the same 8%) on the declining balance. A participating director is eligible to begin receiving benefits upon retirement.

     Commerce Corp has purchased life insurance policies on the lives of directors who have agreed to participate in the Deferral Plan. It is expected that the earnings on these policies will offset the cost of the program. In addition, Commerce Corp will receive death benefit payments upon the death of the director. The proceeds will permit Commerce Corp to "complete" the Deferral Plan as the director originally intended if the director dies prior to the completion of the Deferral Plan. The disbursement of deferred fees is accelerated at death and commences one month after the director dies.

     In the event of the director's disability prior to attainment of his benefit eligibility date, the director may request that the Board permit him to receive an immediate disability benefit equal to the annualized value of the director's deferral account.

     To date, all but two of the directors have elected to defer their fees. For the years 1997 and 1998, Commerce Corp accrued expenses of $70,000 and $134,000, respectively, to account for its obligation to pay deferred fees.

COMPENSATION COMMITTEE REPORT

     The Personnel and Planning Committee, acting as a compensation committee in accordance with applicable requirements, has provided the following report to the Board of Directors of Commerce Corp.

                    REPORT ON SENIOR EXECUTIVE COMPENSATION
       BY THE PERSONNEL AND PLANNING COMMITTEE OF THE BOARD OF DIRECTORS

     The Report of the Personnel and Planning Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Commerce Corp specifically incorporates the information contained in the report by reference, and shall not otherwise be deemed filed under such acts.

     Commerce Corp's general compensation strategy for senior executive officers is to pay annual and long term compensation which is competitive with executives in similar positions at peer group companies, taking into appropriate account Commerce Corp's forward progress, its overall financial condition and its performance relative to companies in similar circumstances. In determining compensation levels, Commerce Corp obtains salary survey information regarding executive salary levels for comparable companies through many sources, including banking industry associates and independent compensation consultants. Additionally, Commerce Corp ties incentive compensation levels to financial performance goals of Commerce Corp.

     The compensation policy of Commerce Corp is designed to attract and retain highly qualified personnel and to provide meaningful incentives for measurable performance. The components of executive compensation include base salary, an incentive bonus plan, non-plan bonuses, stock options and a supplemental executive retirement plan.

     Commerce Corp's senior executive compensation is determined by the Personnel and Planning Committee of the Board of Directors and by the Board itself. The Committee meets a minimum of three times per year. Salaries and other compensation are reviewed annually. Any significant increases or other changes to compensation or benefits are approved by the Board of Directors. Incentive bonus awards are determined by the Committee in January or February and recommended to the full Board for immediate action. Stock options are generally awarded in June or July. Compensation for a newly hired executive may be established by the Committee at a special meeting.

     In its discretion, Commerce Corp pays annual incentive bonuses to its senior executives after receiving a recommendation to do so by the Personnel and Planning Committee of the Board. The decision to pay, and the amount of payment, is based upon an assessment of the institution's performance in the context of the plan and with reference to the executive's base wages, as well as to peer group patterns.

     Incentive bonuses were paid to senior executives of Commerce Corp and its subsidiary banks in 1998, based on overall performance of Commerce Corp relative to plan. Those bonuses averaged 22% of base wages in 1998.

     Executive officers are permitted to participate in other Company employee benefit plans, including Commerce Corp's 401(k) Savings Plan.

     Long term incentive awards consisting of stock options are considered to be a substantial portion of the compensation package of the executive officers and provide incentive to increase shareholder value. In 1998, Mr. Rossell and Mr. Gionfriddo were awarded stock options as recognition for their contributions to the Company. Also in 1998, as part of Commerce Corp's Employee Stock Ownership Plan, Commerce Corp contributed $6,500 and $5,400 to John E. Rossell III and Robert P. Gionfriddo, respectively. These amounts are included in the Summary Compensation Table in the column entitled "Bonus."

     In addition to their employment contracts, Mr. Rossell and Mr. Gionfriddo are both covered by a Supplementary Retirement Plan. The plan provides for periodic payments when each executive retires.

       HERITAGE COMMERCE CORP DIRECTORS PERSONNEL AND PLANNING COMMITTEE

/s/ Frank Bisceglia
    Arthur C. Carmichael, Jr.
    Richard L. Conniff
    Tracey Enfantino
    P. Michael Hunt
    Jack Peckham
    Robert Peters, Chairman
    Humphrey Polanen
    John E. Rossell, III

PERFORMANCE GRAPH

     The following graph compares the stock performance of Heritage Bank of Commerce from June 6, 1994 to January 31, 1998 and of Commerce Corp from February 1, 1998 to December 31, 1998, to the performance of several specific industry indices. For the Company's 1998 proxy statement, the performance of the S&P 500 and S&P Regional Bank indices were used as comparisons to the Company's stock performance. Subsequent to the 1998 Annual Meeting of Shareholders, the Company listed its common stock on the Nasdaq National Market. Management believes that a performance comparison to the Nasdaq Stock Index and the Nasdaq Bank Stocks provide more meaningful information than do comparisons to the S&P indices, and management has therefore included those comparisons in the following graph.

                HERITAGE COMMERCE CORP STOCK PRICE PERFORMANCE*

                                  NASDAQ STOCK         NASDAQ BANK          HERITAGE
                                     MARKET              STOCKS           COMMERCE CORP          S&P 500         S&P BANK PROXY
                                  ------------         -----------        -------------          -------         --------------
6/30/94                              100.00              100.00              100.00              100.00              100.00
12/31/94                             107.05               93.43              100.00              104.87               88.76
12/31/95                             151.40              139.15              108.67              144.28              139.77
12/31/96                             186.18              183.71              137.44              177.41              190.98
12/31/97                             228.41              307.60              285.96              236.60              287.16
12/31/98                             321.08              304.67              363.95              304.21              317.27

* Results shown on the graph are not necessarily indicative of future performance

                             SIGNIFICANT LITIGATION

     To the best of the Company's knowledge, there are no pending or threatened legal proceedings to which the Company is a party, which may have a materially adverse effect on the Company's financial condition, results of operations or cash flows.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF ELECTION OF EACH OF THE NOMINEES. YOU ARE URGED TO VOTE FOR PROPOSAL 1: TO ELECT THE EIGHTEEN NOMINEES SET FORTH HEREIN TO SERVE UNTIL THE NEXT ANNUAL MEETING OF THE SHAREHOLDERS AND UNTIL THEIR RESPECTIVE SUCCESSORS SHALL BE ELECTED AND
QUALIFIED: FRANK G. BISCEGLIA, JAMES R. BLAIR, ARTHUR C. CARMICHAEL, JR., RICHARD L. CONNIFF, WILLIAM J. DEL BIAGGIO, JR., ANNEKE DURY, TRACEY A. ENFANTINO, GLENN A. GEORGE, ROBERT P. GIONFRIDDO, P. MICHAEL HUNT, JOHN W. LARSEN, LOUIS ("LON") O. NORMANDIN, JACK L. PECKHAM, ROBERT W. PETERS, HUMPHREY
P. POLANEN, JOHN E. ROSSELL III, KIRK M. ROSSMANN AND BRAD L. SMITH. IF NO INSTRUCTION IS GIVEN, THE BOARD OF DIRECTORS INTENDS TO VOTE FOR EACH NOMINEE LISTED.

                                   PROPOSAL 2

                        INCREASE IN THE NUMBER OF SHARES
                     AVAILABLE FOR GRANTS OF STOCK OPTIONS

     At present, Commerce Corp has reserved 1,657,346 shares of common stock for issuance under its 1994 Tandem Stock Option Plan (the "Plan"). This number includes shares issued upon exercise of options. Proposal 2 provides for an increase of 162,576 shares reserved under the Plan, so that the total number of shares reserved, including shares previously issued upon exercise of options, will be 1,819,922.

     The purpose of the Plan is to promote the long-term success of Commerce Corp and the creation of shareholder value. The Plan authorizes Commerce Corp to grant options that qualify as incentive stock options ("ISOs") under the Internal Revenue Code of 1986 and nonqualified stock options ("NSOs") to key employees of Commerce Corp and its affiliated companies. Nonemployee directors are only eligible to receive NSOs.

     The Plan sets aside authorized, but unissued, shares of Commerce Corp's Common Stock for grant at not less than the greater of $3.85 per share or an amount per share that approximates the fair market value of Commerce Corp's Common Stock on the date each option is granted. As of March 31, 1999, the last bid price for Commerce Corp's Common Stock as reported by the Nasdaq National Market was $20.25 per share. In addition, if an ISO is granted to an officer or key employee of Commerce Corp who, at the time of the grant, owns more than 10 percent of Commerce Corp's Common Stock, the exercise price of the options must be not less than the greater of $4.24 per share or 110 percent, of the fair market value of Commerce Corp's Common Stock at the time the option is granted. All options granted expire not later than ten years from the date of grant. To the extent that the aggregate fair market value of stock with respect to which ISOs are exercisable for the first time by any individual during any calendar year exceeds $100,000, such options will be treated as NSOs. The Personnel and Planning Committee, a committee appointed by the Board, administers the Plan.

     Neither the optionee nor Commerce Corp will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and Commerce Corp will receive no deduction when an ISO is exercised. Upon exercising an NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of Commerce Corp's Common Stock on the date of exercise, and Commerce Corp will be entitled to a business expense deduction for the same amount. In the case of an employee, the option spread at the time an NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising an NSO. Commerce Corp will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding period has been satisfied.

     As of the date of this Proxy Statement, options to purchase 1,364,809 shares have been granted by the Board of Directors and are outstanding, and options to purchase an additional 83,344 shares have been exercised by option holders, leaving 209,193 shares of the 1,657,346 shares previously authorized, currently available for further grants of options.

     During 1998, Commerce Corp organized Heritage Bank East Bay, a new subsidiary bank located in Fremont, California. The funds that were needed to capitalize the new bank were raised through a public offering of Commerce Corp's shares. The organization of Heritage Bank East Bay required that Commerce Corp appoint a board of directors and hire executive officers and staff for the new bank. Commerce Corp's Board believed that the availability of stock options for employees and directors would be a key factor in the ability of Commerce Corp to attract qualified individuals to fill positions at the new bank. Accordingly, at Commerce Corp's 1998 annual meeting of shareholders, the Board sought and received shareholder approval for an amendment to the Plan which increased the number of shares available for grants of options under the Plan by 178,093 shares to make additional option shares available for grant to new employees and directors.

     Management and the Board of Directors anticipate that Commerce Corp will continue to expand its activities through the organization of subsidiary banks, and that Commerce Corp and its subsidiaries need to continue to attract qualified officers and employees to facilitate that expansion. Currently Commerce Corp's plans include the formation of a proposed new commercial bank in Morgan Hill, California. The organization of a new bank in Morgan Hill, if successful, will require that Commerce Corp appoint a board of directors and hire executive officers and staff for the new bank. The Board of Directors believes that the availability of stock options for employees and directors of the new bank will be a key factor in the ability of Commerce Corp to attract qualified individuals to fill these positions. The Board also believes that additional options will be needed to attract qualified individuals to other positions that are expected to be created as Commerce Corp and its subsidiary banks expand the scope of their business and activities.

     Commerce Corp anticipates that during 1999, it may issue additional securities to raise the funds needed to capitalize the new bank in Morgan Hill. Except for the preparation of draft copies of regulatory applications, Commerce Corp has not yet taken any steps in connection with the organization of the new bank and has not filed a registration statement with the Securities and Exchange Commission in connection with any public offering of its securities.

     Accordingly, the Board of Directors is seeking shareholder approval to increase the number of options authorized under the Plan in order to ensure that sufficient options will be available to adequately compensate Commerce Corp's employees and directors as Commerce Corp expands its business and adds additional employees, including individuals who will be employed in connection with the proposed new bank in Morgan Hill.

     The 1,657,346 shares now reserved under the Plan (including shares issued upon exercise of options) is approximately 30% of the number of shares of Commerce Corp's common stock issued and outstanding. If Proposal 2 is adopted, the 1,819,922 shares reserved for issuance (including shares issued upon exercise of options) will equal approximately 33% of the shares of issued and outstanding Commerce Corp stock, while the actual number of shares for which additional options could be granted (371,769), would be approximately 7% of the number of issued and outstanding shares. However, as a guideline, the Board of Directors of Commerce Corp does not expect the cumulative number of options granted at any time to exceed 30% of the number of shares issued and outstanding. Under this guideline, the Board of Directors does not currently intend to grant options for more than the 209,193 shares currently available for grants of options unless the number of outstanding shares of common stock increases through the issuance of additional shares outside the Plan. By making this Proposal 2, Commerce Corp does not intend to provide any assurance that it will be able to issue additional shares of common stock outside the Plan.

     The Board of Directors has not designated the persons to whom options will be granted or determined the number of options that will be granted to any individual or group of individuals in the event this Proposal 2 is approved by Commerce Corp's shareholders.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF INCREASING THE NUMBER OF SHARES AVAILABLE FOR GRANTS OF OPTIONS UNDER THE PLAN. YOU ARE URGED TO VOTE FOR PROPOSAL 2: TO APPROVE THE INCREASE IN THE NUMBER OF SHARES AVAILABLE FOR GRANTS OF OPTIONS UNDER THE HERITAGE COMMERCE CORP RESTATED 1994 TANDEM STOCK OPTION PLAN.

                                   PROPOSAL 3

                    RATIFICATION OF SELECTION OF INDEPENDENT
                               PUBLIC ACCOUNTANTS

     On December 1, 1997, the Company notified KPMG Peat Marwick LLP (KPMG) that the Company was terminating its engagement with KPMG as the Company's independent certified public accountants. The termination was effective on that date. Also on December 1, 1997, the Company engaged Deloitte & Touche LLP as independent certified public accountants for the Company.

     At no time during the engagement of KPMG by the Company, was there any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of KPMG, would have caused it to make reference in connection with its report to the subject matter of the disagreement. The preceding sentence includes disagreements, whether resolved or not resolved to the satisfaction of KPMG, at the decision-making levels of the Company and KPMG. No report of KPMG on the financial statements of the Company for any of the past three years contained an adverse opinion or a disclaimer of opinion, or was qualified as to uncertainty, audit scope, or accounting principles.

     The Company's decision to change accountants was recommended by the Company's Audit Committee and approved by the Company's Board of Directors.

     At the 1999 Annual Meeting of Shareholders, the following resolution will be subject to ratification by a simple majority vote of the shares represented at the meeting:

        RESOLVED, that the selection of Deloitte & Touche LLP as the independent certified public accountants of Heritage Commerce Corp for the fiscal year ending December 31, 1999 is hereby ratified.

     If ratification is not achieved, the selection of an independent certified public accountant will be reconsidered and made by the Board of Directors. Even if the selection is ratified, the Board of Directors reserves the right and, in its discretion, may direct the appointment of any other independent certified public accounting firm at any time if the Board decides that such a change would be in the best interests of the Company and its shareholders.

     The services provided by Deloitte & Touche LLP include the examination and reporting of the financial status of Commerce Corp. These services have been furnished at customary rates and terms. There are no existing direct or indirect agreements or understandings that fix a limit on current or future fees for these audit services.

     A representative of Deloitte & Touche LLP is expected to attend the 1999 Annual Meeting of Shareholders. The representative will have the opportunity to make a statement, if desired, and is expected to be available to respond to shareholder inquiries.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS INTENDS TO VOTE ALL PROXIES HELD BY IT IN FAVOR OF APPROVING THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS COMMERCE CORP'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999 (UNLESS THE SHAREHOLDERS DIRECT OTHERWISE). YOU ARE URGED TO VOTE FOR PROPOSAL 3: TO RATIFY THE BOARD'S SELECTION OF DELOITTE & TOUCHE LLP TO SERVE AS COMMERCE CORP'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                                 OTHER BUSINESS

     If any matters not referred to in this Proxy Statement come before the meeting, including matters incident to the conduct of the meeting, the proxy holders will vote the shares represented by proxies in accordance with their best judgment. Management is not aware of any other business to come before the meeting and, as of the date of the preparation of this Proxy Statement, no shareholder has submitted to management any proposal to be acted upon at the meeting.

                             SHAREHOLDER PROPOSALS

     Under certain circumstances, shareholders are entitled to present proposals at shareholders' meetings, provided that the proposal is presented in a timely manner and in a form that complies with applicable regulations. Any shareholder proposals intended to be presented for consideration at the 2000 Annual Meeting of Shareholders, and to be included in Commerce Corp's Proxy Statement for that meeting, must be received by Commerce Corp no later than December 17, 1999 in a form that complies with applicable regulations. Shareholder proposals may not be included in the Proxy Statement for the 2000 Annual Meeting or presented at the shareholder meeting unless certain conditions are met. Shareholder proposals are subject to regulation under Federal securities laws.

                                          HERITAGE COMMERCE CORP
                                          /s/ REBECCA A. LEVEY

                                          Rebecca A. Levey
                                          Corporate Secretary

San Jose, California
April 15, 1999

                    REVOCABLE PROXY - HERITAGE COMMERCE CORP

   SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Heritage Commerce Corp ("Commerce Corp") hereby nominates, constitutes and appoints Brad L. Smith, John E. Rossell III and William J. Del Biaggio, Jr. and each of them, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote at the Annual Meeting of Shareholders of the Company to be held at the Company's offices, 150 Almaden Boulevard, San Jose, California, on May 27, 1999 at 3:30 p.m. and any adjournment thereof, as fully and with the same force and effect as the undersigned might or could do if present, as follows:

1. To elect as directors the nominees set forth below:

[ ]    FOR all nominees listed (except as marked to the contrary below).
[ ]    WITHHOLD AUTHORITY to vote for all nominees listed below.

Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below:

        Frank G. Bisceglia
        James R. Blair
        Arthur C. Carmichael, Jr.
        Richard L. Conniff
        William J. Del Biaggio, Jr.
        Anneke Dury
        Tracey A. Enfantino
        Glenn A. George
        Robert P. Gionfriddo
        P. Michael Hunt
        John W. Larsen
        Louis O. ("Lon") Normandin
        Jack L. Peckham
        Robert W. Peters
        Humphrey P. Polanen
        John E. Rossell III
        Kirk M. Rossmann
        Brad L. Smith

2. To approve an amendment to the Heritage Commerce Corp Restated 1994 Tandem Stock Option Plan increasing the number of shares available for grants of stock options to directors and key employees of Heritage Commerce Corp and its affiliated companies.

[ ] FOR approval of the amendment to the Heritage Commerce Corp Restated 1994 Tandem Stock Option Plan.

[ ] AGAINST approval of the amendment to the Heritage Commerce Corp Restated 1994 Tandem Stock Option Plan.

[ ]     ABSTAIN

3. To ratify the Board of Directors' selection of Deloitte & Touche LLP independent certified public accountants, to serve as the Company's auditors for the fiscal year ending December 31, 1999.

[ ]     FOR ratification of Deloitte & Touche LLP as the Company's auditors.
[ ]     AGAINST ratification of Deloitte & Touche LLP as the Company's auditors.

[ ]     ABSTAIN

4. To consider and transact such other business as may properly be brought before the meeting.

        This Proxy will be voted as directed by the Shareholder or, if no instructions are given by the Shareholder, the Proxy Holders will vote "FOR" each of the foregoing proposals.

        If any other business is presented at said meeting, this Proxy shall be voted in accordance with the recommendations of the Board of Directors.

        When signing as attorney, executor, officer, administrator, trustee or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.

I / we do [ ]       do not [ ]       expect to attend this meeting.


                                                  ______________________________
                                                         NUMBER OF SHARES

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.


                 Dated: ________________________________, 1999.


                        ________________________________
                          SIGNATURE OF SHAREHOLDER (S)


                        ________________________________
                                  (PRINT NAME)


                        ________________________________
                          SIGNATURE OF SHAREHOLDER (S)


                        ________________________________
                                  (PRINT NAME)